UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2004

MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road Melville, NY	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (516) 812-2000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated April 1, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 1, 2004, the Registrant issued a press release announcing financial results for the second fiscal quarter ended February 28, 2004.  The entire text of the press release is attached as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

By:	/s/ Shelley Boxer
Name:	Shelley Boxer
Title:	Vice President, Finance

Date:       April 1, 2004